UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2015
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Amber Road, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-36360	22-2590301
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
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One Meadowlands Plaza
East Rutherford, New Jersey 07073
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (201) 935-8588
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 to Current Report on Form 8-K is being filed by Amber Road, Inc. (“Amber Road”) for the purpose of amending and supplementing Item 9.01 of the Current Report on Form 8-K originally filed by Amber Road with the Securities and Exchange Commission (“SEC”) on March 6, 2015 (the “Original Form 8-K”) in connection with the consummation of the acquisition by Amber Road of ecVision (International) Inc. (“ecVision”). As indicated in the Original Form 8-K, this Amendment No. 1 to Current Report on Form 8-K is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K and Rule 3-05(b) of Regulation S-X that was not previously filed with the Original Form 8-K, as permitted by the rules of the SEC.

Item 9.01	Financial Statements and Exhibits.
(a) Financial statements of business acquired.
The following financial statements are being filed as exhibits to this amendment and are incorporated by reference herein:
Exhibit 99.1 — ecVision (International) Inc. and Subsidiaries audited consolidated financial statements, including the Report of PricewaterhouseCoopers, as of and for the year ended March 31, 2014.
Exhibit 99.2 — ecVision (International) Inc. and Subsidiaries unaudited condensed consolidated financial statements as of December 31, 2014 and for the nine months ended December 31, 2013 and 2014.
(b) Unaudited pro forma financial information.
The following pro forma financial information is being filed as an exhibit to this amendment and is incorporated by reference herein:
Exhibit 99.3 — Unaudited pro forma condensed combined financial statements and explanatory notes for Amber Road as of September 30, 2014, for the nine months ended September 30, 2014 and for the year ended December 31, 2013.
Forward-Looking Statements
Information in this Amendment No. 1 to Current Report on Form 8-K, together with the exhibits attached hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, statements regarding the integration of Amber Road and ecVision, the expected benefits and costs of Amber Road’s acquisition of ecVision, Amber Road’s plans relating to the acquisition, the future financial and accounting impact of the acquisition, and any statements of expectation or belief or assumptions underlying any of the foregoing. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results and the timing of certain events to differ materially from the forward-looking statements, include, but are not limited to, the possibility that the expected costs and benefits of the acquisition may not materialize as expected, the possibility that preliminary financial reporting estimates and assumptions may prove to be incorrect, the failure of Amber Road to successfully integrate the ecVision business or realize synergies, conditions in the capital and financial markets, general economic conditions and other risks that are described in Amber Road’s Annual Report on Form 10-K for the year ended December 31, 2014 and its other filings with the SEC.
(c) Exhibits:

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers.
99.1	Audited consolidated financial statements of ecVision (International) Inc. and Subsidiaries as of and for the year ended March 31, 2014 and accompanying Report of PricewaterhouseCoopers.
99.2	Unaudited condensed consolidated financial statements of ecVision (International) Inc. and Subsidiaries as of December 31, 2014 and for the nine months ended December 31, 2013 and 2014.
99.3
Unaudited pro forma condensed combined financial statements and explanatory notes for Amber Road as of September 30, 2014, for the nine months ended September 30, 2014 and for the year ended December 31, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBER ROAD, INC.

Dated:	May 18, 2015	By:	/s/ Elliot Brecher
Elliot Brecher
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers.
99.1	Audited consolidated financial statements of ecVision (International) Inc. and Subsidiaries as of and for the year ended March 31, 2014 and accompanying Report of PricewaterhouseCoopers.
99.2	Unaudited condensed consolidated financial statements of ecVision (International) Inc. and Subsidiaries as of December 31, 2014 and for the nine months ended December 31, 2013 and 2014.
99.3
Unaudited pro forma condensed combined financial statements and explanatory notes for Amber Road as of September 30, 2014, for the nine months ended September 30, 2014 and for the year ended December 31, 2013.

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